Exhibit 99.1

Floor & Decor President Trevor Lang Announces Retirement
ATLANTA--(BUSINESS WIRE)--September 3, 2024--Floor & Decor Holdings, Inc. (the “Company” or “Floor & Decor”) (NYSE: FND), a leading specialty retailer of hard surface flooring, announced today that Trevor Lang, President, has announced his intent to retire from Floor & Decor. The Company is undertaking a search for his successor.

“Trevor has been a key partner of mine in leading Floor & Decor,” commented Floor & Decor’s CEO, Tom Taylor. “He has been an important part of our growth, and we would not be where we are today without his leadership of so many aspects of our business. I’m grateful that he has agreed to remain in the role as long as needed to facilitate a smooth succession process. I am eager to continue steering the Company’s growth with the ongoing support of our dedicated team.”

Mr. Lang remarked, “I’m fortunate to have devoted the last 13 years of my career to Floor & Decor. Our success over that period now allows me the opportunity to spend more time with my family, traveling and pursuing other personal interests. I am excited to embark on this new chapter in my life.”

Mr. Lang joined Floor & Decor as Senior Vice President and Chief Financial Officer in 2011. He was promoted to Executive Vice President of Professional Services and Chief Financial Officer in 2014 and to President in 2022. He previously served as Chief Financial Officer of Zumiez Inc. and Vice President of Finance for Carter’s Inc.
About Floor & Decor Holdings, Inc.
Floor & Decor is a multi-channel specialty retailer and commercial flooring distributor operating more than 230 warehouse-format stores and five design studios across 36 states as of June 27, 2024. The Company offers a broad assortment of in-stock hard-surface flooring, including tile, wood, laminate and vinyl, and natural stone along with decorative accessories and wall tile, installation materials, and adjacent categories at everyday low prices. The Company was founded in 2000 and is headquartered in Atlanta, Georgia.
Forward-Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact contained in this release, including statements regarding the Company’s future operating results and financial position, business strategy and plans, and objectives of management for future operations, are forward-looking statements. These statements are based on our current expectations, assumptions, estimates and projections. These statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current expectations and assumptions regarding the Company’s business, the economy, and other future conditions, including the impact of natural disasters on sales.

In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “budget,” “potential,” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements contained in this release are only predictions. Although the Company believes that the expectations reflected in the forward-looking statements in this release are reasonable, the Company cannot guarantee future events, results, performance or achievements. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements in this release, including, without limitation, (1) an overall decline in the health of the economy, the hard surface flooring industry, consumer confidence and discretionary spending, and the housing market, including as a result of rising inflation or interest rates, (2) our failure to successfully manage the challenges that our planned new store growth poses or the impact of unexpected difficulties or higher costs during our expansion, (3) our inability to enter into leases for additional stores on acceptable terms or renew or replace our current store leases, (4) our failure to successfully anticipate and manage trends, consumer preferences, and demand, (5) our inability to successfully manage increased competition, (6) our inability to manage our inventory, including the impact of inventory obsolescence, shrinkage, and damage, (7) any disruption in our distribution capabilities, supply chain, and our related planning and control processes, including carrier capacity constraints, port congestion or shut down, transportation costs, and other supply chain costs or product shortages, (8) any increases in wholesale prices of products, materials, and transportation costs beyond our control, including increases in costs due to inflation, (9) the resignation, incapacitation, or death of any key personnel, including our executive officers, (10) our inability to attract, hire, train, and retain highly qualified managers and staff, (11) the impact of any labor activities, (12) our dependence on foreign imports for the products we sell, including risks associated with obtaining products from abroad, (13) geopolitical risks, such as the conflict in the Middle East, the ongoing war in Ukraine, and U.S. policies related to global trade and tariffs, such as import restrictions under the Uyghur Forced Labor Prevention Act, or any

Exhibit 99.1
antidumping and countervailing duties, any of which could impact our ability to import from foreign suppliers or raise our costs, (14) our ability to manage our comparable store sales growth, (15) any failure by any of our suppliers to supply us with quality products on attractive terms and prices, (16) any failure by our suppliers to adhere to the quality standards that we set for our products, (17) our inability to locate sufficient suitable natural products, particularly products made of more exotic species or unique stone, (18) the effects of weather conditions, natural disasters, or other unexpected events, including public health crises that may disrupt our operations, (19) our inability to maintain sufficient levels of cash flow or liquidity to fund our expanding business and service our existing indebtedness, (20) any allegations, investigations, lawsuits, or violations of laws and regulations applicable to us, our products, or our suppliers, (21) our inability to adequately protect the privacy and security of information related to our customers, us, our associates, our suppliers, and other third parties, (22) any material disruption in our information systems, including our website, (23) new or changing laws or regulations, including tax laws and trade policies and regulations, (24) any failure to protect our intellectual property rights or disputes regarding our intellectual property or the intellectual property of third parties, (25) the impact of any future strategic transactions, (26) restrictions imposed by our indebtedness on our current and future operations, including risks related to our variable rate debt, and (27) our ability to manage risks related to corporate social responsibility. Additional information concerning these and other factors are described in “Forward-Looking Statements,” Item 1, “Business,” Item 1A, “Risk Factors,” and Item 1C "Cybersecurity" of Part I and Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 9A, “Controls and Procedures” of Part II of the Company’s Annual Report for fiscal 2023 filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2024 (the “Annual Report”) and elsewhere in the Annual Report, and those described in Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 27, 2024 (the “10-Q”) and elsewhere in the 10-Q, and those described in the Company’s other filings with the SEC.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The forward-looking statements contained in this release speak only as of the date hereof. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect the Company. If a change to the events and circumstances reflected in the Company’s forward-looking statements occurs, the Company’s business, financial condition and operating results may vary materially from those expressed in the Company’s forward-looking statements. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.
Contacts
Investor Contacts:
Wayne Hood
Senior Vice President of Investor Relations
678-505-4415
wayne.hood@flooranddecor.com
or
Matt McConnell
Senior Manager of Investor Relations
770-257-1374
matthew.mcconnell@flooranddecor.com
2